UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549
                         FORM 8-K

                      CURRENT REPORT
               Pursuant to Section 13 OR 15(d) of
              The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 2, 2005

             Clancy Systems International, Inc
(Exact name of registrant as specified in its charter)

     Colorado                   33-4882-D           84-1027964
(State or other jurisdiction    (Commission     (IRS Employer
     of incorporation)           File Number)    Identification
                                                 Number)

2250  S. Oneida #308, Denver, Colorado               80224

(Address of principal executive offices)           (zip code)


   Registrant's telephone number including area code (303) 753-0197

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfying the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below:)

 [ ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD

          On January 27, 2005 the Company issued a press release announcing that the Company signed a letter of intent to acquire Meter Tek LLC. Subsequent to that event the parties have determined that the transaction should not take place. The parties have formally cancelled the letter of intent effective immediately.

Item 9.01.  Financial Statements and Exhibits

            None

   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Clancy Systems International, Inc.
                                                        Registrant

June 2, 2005                                 /s/ Stanley J. Wolfson
                                             Name: Stanley J. Wolfson
                                             Title:  President, Chief Executive
                                                     Officer